Summary Prospectus	March 1, 2020 (As revised May 15, 2020)
AMG River Road Dividend All Cap Value Fund

Class N: ARDEX	Class I: ARIDX	Class Z: ARZDX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The Fund seeks to provide high current income and, secondarily, long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.27%	0.25%	0.20%
Total Annual Fund Operating Expenses	1.12%	0.85%	0.80%
[1]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$114	$356	$617	$1,363
Class I	$ 87	$271	$471	$1,049
Class Z	$ 82	$255	$444	$ 990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its assets in equity securities. The Fund invests in a diversified, all-cap portfolio of income-producing equity securities with yields that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes will exceed that of the Russell 3000 Value Index. The Fund invests primarily in dividend paying common stocks, publicly traded partnerships (“PTPs”), and real estate investment trusts (“REITs”). The Fund may also invest in foreign securities (directly and through depositary receipts), convertible preferred stocks, and royalty income trusts.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. The Subadviser uses systematic and dynamic proprietary research to analyze companies based on investment criteria such as one or more of the following:

SUM093-0520

AMG River Road Dividend All Cap Value Fund SUMMARY PROSPECTUS

•	High, growing dividend
•	Financial strength
•	Security price that is at a discount to assessed valuation as determined by the Subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Undiscovered, underfollowed, misunderstood companies
To seek to manage risk, the Subadviser employs a structured sell discipline and a strategy of balanced diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary, industrials and financials sectors may comprise a significant portion of the Fund's portfolio. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographic and consumer tastes, interest rates, and competitive pressures. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Master Limited Partnerships— investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources

2	AMG Funds

AMG River Road Dividend All Cap Value Fund SUMMARY PROSPECTUS

companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Royalty Income Trust Risk— investing in royalty income trusts, which typically passively manage royalties and net working interests in oil-, gas- or mineral-producing properties and rely on outside drilling or mining companies to extract the resources, involves certain risks not typically associated with investing in publicly traded companies. Royalty income trusts generally do not guarantee minimum distributions or return of capital. Royalty income trusts are also exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 13.84% (1st Quarter 2013)
Worst Quarter: -11.15% (4th Quarter 2018)
Average Annual Total Returns as of 12/31/19
AMG River Road Dividend All Cap Value Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	23.14%	7.20%	10.73%	—
Class N Return After Taxes on Distributions	20.73%	5.02%	8.89%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	15.36%	5.34%	8.56%	—
Class I Return Before Taxes	23.37%	7.47%	11.02%	—
Class Z Return Before Taxes	23.43%	–	–	7.97%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%	8.97%
[1]	Class Z and Index performance shown reflects performance since the inception date of the Fund's Class Z shares on September 29, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
Portfolio Managers
Henry W. Sanders, III, CFA
Executive Vice President of River Road;
Portfolio Manager of the Fund since 06/2005.
Thomas S. Forsha, CFA
Co-Chief Investment Officer of River Road;
Portfolio Manager of the Fund since 06/2007.
Andrew R. McIntosh, CFA
Associate Portfolio Manager of River Road;
Portfolio Manager of the Fund since 04/2018.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000

AMG Funds	3

AMG River Road Dividend All Cap Value Fund SUMMARY PROSPECTUS

Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds